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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ____________


                                   Form 8-K

                                 ____________


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 13, 2001 (July 11, 2001)
                                                 ------------------------------


                       CADMUS COMMUNICATIONS CORPORATION
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


           Virginia                 000-12954          54-1274108
---------------------------------  -----------   ----------------------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)  Identification Number)


1801 Bayberry Court, Suite 200, Richmond, Virginia      23226
--------------------------------------------------      -----
  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code  (804) 287-5680
                                                    --------------
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Item 5.   Other Events.

On July 11, 2001, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to the Company's announcement of amendments to its bank revolving credit agreement.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Cadmus' future prospects and performance are "forward-looking statements" and, as such, are subject to risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) the overall economic environment in North America, (2) the ability of the Company to develop and market new capabilities and services to take advantage of changes in the STM journals publishing process and the Company's content management business, (3) continuing competitive pricing in the markets in which the Company competes, (4) the gain or loss of significant customers or the decrease in demand from existing customers, (5) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (6) changes in the Company's product sales mix, (7) the impact of industry consolidation among key customers, (8) the ability to successfully complete certain consolidation initiatives and effect other restructuring actions, and (9) the ability of the Company to operate profitably and effectively with high levels of indebtedness. The information included in this release is representative only on the date hereof, and the Company undertakes no obligation to update any forward-looking statements made.



Item 7.  Exhibits.

   Exhibit 10.28    Amended and Restated Credit Agreement dated as of June
                    21, 2001 among Cadmus Communications Corporation, the banks listed herein, Bank of America, N.A., as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Agent (the "Credit Agreement")

   Exhibit 10.29    Revolving Credit Note pursuant to the Credit Agreement

   Exhibit 10.30    Swing Line Note pursuant to the Credit Agreement

   Exhibit 99.1     Press Release
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                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 13, 2001.


                                  CADMUS COMMUNICATIONS CORPORATION


                                  By:    /s/ Bruce V. Thomas
                                        ----------------------
                                        Bruce V. Thomas
                                        President and Chief Executive Officer
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                                 Exhibit Index


      Exhibit


   Exhibit 10.28 Amended and Restated Credit Agreement dated as of June 21, 2001 among Cadmus Communications Corporation, the banks listed herein, Bank of America, N.A., as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Agent (the "Credit Agreement")

   Exhibit 10.29    Revolving Credit Note pursuant to the Credit Agreement

   Exhibit 10.30    Swing Line Note pursuant to the Credit Agreement

   Exhibit 99.1     Press Release